Exhibit 99.2

The	Supplementary	September 30, 2011
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by
The Chubb Corporation with the Securities and Exchange Commission, including the most recent
Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
SEPTEMBER 30, 2011

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results — Year-To-Date	6-10
Underwriting Results — Quarterly	11-15

Definitions of Key Terms	16-17

THE CHUBB CORPORATION
CONSOLIDATED BALANCE SHEET HIGHLIGHTS
(in millions, except per share amounts)

	Sept. 30		Dec. 31
	2011		2010
		% of Total		% of Total
Invested Assets (at carrying value)
Short Term Investments	$2,289	5%	$1,905	4%
Fixed Maturities
Tax Exempt	20,134	47	19,774	47
Taxable	17,271	40	16,745	40
Equity Securities	1,366	3	1,550	4
Other Invested Assets	2,313	5	2,239	5

Total Invested Assets	$43,373	100%	$42,213	100%

Unrealized Appreciation of Investments
Fixed Maturities	$2,189		$1,458
Equity Securities	95		265

	2,284		1,723
Deferred Income Tax Liability	799		603

	$1,485		$1,120

Capitalization
Long Term Debt	$3,975		$3,975
Shareholders’ Equity	15,638		15,530

Total Capitalization	$19,613		$19,505

Debt as a Percentage of Total Capitalization	20.3%		20.4%

Actual Common Shares Outstanding	278.1		297.3

Book Value Per Common Share	$56.23		$52.24

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$51.11		$49.05

THE CHUBB CORPORATION
SHARE REPURCHASE ACTIVITY
(dollars in millions, except per share amounts)

	Periods Ended September 30
	Third	Nine	From
	Quarter	Months	December 2005
	2011	2011	to September 30, 2011
Cost of Shares Repurchased	$480	$1,322	$9,282

Average Cost Per Share	$59.97	$61.24	$52.12

Shares Repurchased	7,997,173	21,587,016	178,094,720
During the period from December 2005 through September 2010, under several share repurchase authorizations the Board of Directors authorized the repurchase of a total of 155 million shares of the Corporation’s common stock. No shares remain under these repurchase authorizations.
In December 2010, the Board of Directors authorized the repurchase of up to 30,000,000 shares of the Corporation’s common stock. The authorization has no expiration date. As of September 30, 2011, 6,905,280 shares remained under the share repurchase authorization.

THE CHUBB CORPORATION
SUMMARY OF INVESTED ASSETS
CORPORATE

	Cost or		Carrying
	Amortized Cost		Value (a)
	Sept. 30	Dec. 31	Sept. 30	Dec. 31
	2011	2010	2011	2010
		(in millions)
Short Term Investments	$1,322	$817	$1,322	$817
Taxable Fixed Maturities	1,052	1,154	1,084	1,197
Equity Securities	200	205	145	171
Other Invested Assets	14	23	14	23

TOTAL	$2,588	$2,199	$2,565	$2,208

PROPERTY AND CASUALTY

	Cost or		Carrying
	Amortized Cost		Value (a)
	Sept. 30	Dec. 31	Sept. 30	Dec. 31
	2011	2010	2011	2010
		(in millions)
Short Term Investments	$967	$1,088	$967	$1,088
Fixed Maturities
Tax Exempt	18,879	19,072	20,134	19,774
Taxable	15,285	14,835	16,187	15,548
Equity Securities	1,071	1,080	1,221	1,379
Other Invested Assets	2,299	2,216	2,299	2,216

TOTAL	$38,501	$38,291	$40,808	$40,005

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets include private equity limited partnerships carried at Chubb’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	Periods Ended September 30
	Third Quarter		Nine Months
	2011	2010	2011	2010
		(in millions)
CORPORATE INVESTMENT INCOME	$7	$8	$21	$38

PROPERTY AND CASUALTY INVESTMENT INCOME
Tax Exempt Interest	$190	$190	$575	$569
Taxable Interest	119	116	352	351
Other	17	16	41	37
Investment Expenses	(5)	(5)	(19)	(16)

TOTAL	$321	$317	$949	$941

Effective Tax Rate	18.9%	18.7%	19.0%	19.0%

After-Tax Annualized Yield	3.28%	3.32%	3.24%	3.28%
After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.
STATUTORY POLICYHOLDERS’ SURPLUS

	Sept. 30	Dec. 31	Sept. 30
	2011	2010	2010
		(in millions)
Estimated Statutory Policyholders’ Surplus	$13,950	$14,539	$14,525
Rolling Year Statutory Net Premiums Written	$11,675	$11,262	$11,185
Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.84:1	0.77:1	0.77:1
Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY

CHANGE IN NET UNPAID LOSSES
NINE MONTHS ENDED SEPTEMBER 30, 2011

					All Other
	Net Unpaid Losses			IBNR	Unpaid Losses
			Increase	Increase	Increase
	9/30/11	12/31/10	(Decrease)	(Decrease)	(Decrease)
			(in millions)
Personal Insurance
Automobile	$418	$395	$23	$3	$20
Homeowners	965	692	273	207	66
Other	897	877	20	2	18

Total Personal	2,280	1,964	316	212	104

Commercial Insurance
Multiple Peril	1,827	1,705	122	78	44
Casualty	6,265	6,141	124	159	(35)
Workers’ Compensation	2,352	2,234	118	89	29
Property and Marine	1,140	819	321	167	154

Total Commercial	11,584	10,899	685	493	192

Specialty Insurance
Professional Liability	7,351	7,388	(37)	(72)	35
Surety	69	58	11	—	11

Total Specialty	7,420	7,446	(26)	(72)	46

Total Insurance	21,284	20,309	975	633	342
Reinsurance Assumed	500	592	(92)	(77)	(15)

Total	$21,784	$20,901	$883	$556	$327

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011 AND 2010
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2011	2010	2011	2010	2011	2010	2011	2010
Net Premiums Written	$517	$474	$1,872	$1,795	$597	$593	$2,986	$2,862
Decrease (Increase) in Unearned Premiums	(17)	(16)	(47)	(24)	2	(22)	(62)	(62)

Net Premiums Earned	500	458	1,825	1,771	599	571	2,924	2,800

Net Losses Paid	299	281	1,050	1,066	334	331	1,683	1,678
Increase (Decrease) in Outstanding Losses	20	(1)	267	51	13	(4)	300	46

Net Losses Incurred	319	280	1,317	1,117	347	327	1,983	1,724

Expenses Incurred	160	142	637	593	228	198	1,025	933

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$21	$36	$(129)	$61	$24	$46	$(84)	$143

Ratios After Dividends to Policyholders:

Loss	63.8%	61.1%	72.2%	63.1%	57.9%	57.3%	67.9%	61.6%
Expense	31.0	30.0	34.0	33.0	38.2	33.4	34.3	32.6

Combined	94.8%	91.1%	106.2%	96.1%	96.1%	90.7%	102.2%	94.2%

Premiums Written as a % of Total	5.9%	5.6%	21.3%	21.4%	6.8%	7.1%	34.0%	34.1%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011 AND 2010
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Net Premiums Written	$852	$817	$1,247	$1,162	$662	$586	$1,058	$969	$3,819	$3,534
Decrease (Increase) in Unearned Premiums	(4)	16	(32)	(18)	(46)	(36)	(45)	(21)	(127)	(59)

Net Premiums Earned	848	833	1,215	1,144	616	550	1,013	948	3,692	3,475

Net Losses Paid	479	407	631	584	299	291	548	466	1,957	1,748
Increase (Decrease) in Outstanding Losses	118	94	78	133	117	68	311	43	624	338

Net Losses Incurred	597	501	709	717	416	359	859	509	2,581	2,086

Expenses Incurred	320	303	353	333	146	141	362	333	1,181	1,110

Dividends Incurred	—	—	—	—	20	17	—	—	20	17

Statutory Underwriting Income (Loss)	$(69)	$29	$153	$94	$34	$33	$(208)	$106	$(90)	$262

Ratios After Dividends to Policyholders:

Loss	70.4%	60.1%	58.4%	62.6%	69.8%	67.3%	84.8%	53.7%	70.3%	60.3%
Expense	37.6	37.1	28.3	28.7	22.7	24.8	34.2	34.4	31.1	31.6

Combined	108.0%	97.2%	86.7%	91.3%	92.5%	92.1%	119.0%	88.1%	101.4%	91.9%

Premiums Written as a % of Total	9.7%	9.7%	14.2%	13.9%	7.5%	7.0%	12.0%	11.6%	43.4%	42.2%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011 AND 2010
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2011	2010	2011	2010	2011	2010
Net Premiums Written	$1,740	$1,735	$244	$246	$1,984	$1,981
Decrease (Increase) in Unearned Premiums	95	104	(2)	8	93	112

Net Premiums Earned	1,835	1,839	242	254	2,077	2,093

Net Losses Paid	1,202	1,165	25	14	1,227	1,179
Increase (Decrease) in Outstanding Losses	(115)	(66)	11	3	(104)	(63)

Net Losses Incurred	1,087	1,099	36	17	1,123	1,116

Expenses Incurred	499	482	84	86	583	568

Dividends Incurred	—	—	3	5	3	5

Statutory Underwriting Income (Loss)	$249	$258	$119	$146	$368	$404

Ratios After Dividends to Policyholders:

Loss	59.2%	59.7%	15.0%	6.8%	54.2%	53.5%
Expense	28.7	27.8	34.9	35.7	29.4	28.7

Combined	87.9%	87.5%	49.9%	42.5%	83.6%	82.2%

Premiums Written as a % of Total	19.8%	20.7%	2.8%	2.9%	22.6%	23.6%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011 AND 2010
(DOLLARS IN MILLIONS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2011	2010	2011	2010	2011	2010
Net Premiums Written	$8,789	$8,377	$4	$6	$8,793	$8,383
Decrease (Increase) in Unearned Premiums	(96)	(9)	2	5	(94)	(4)

Net Premiums Earned	8,693	8,368	6	11	8,699	8,379

Net Losses Paid	4,867	4,605	71	94	4,938	4,699
Increase (Decrease) in Outstanding Losses	820	321	(92)	(108)	728	213

Net Losses Incurred	5,687	4,926	(21)	(14)	5,666	4,912

Expenses Incurred	2,789	2,611	1	4	2,790	2,615

Dividends Incurred	23	22	—	—	23	22

Statutory Underwriting Income	$194	$809	$26	$21	220	830

Increase in Deferred Acquisition Costs					70	36

GAAP Underwriting Income					$290	$866

Ratios After Dividends to Policyholders:

Loss	65.6%	59.0%	* %	* %	65.3%	58.8%
Expense	31.8	31.3	*	*	31.8	31.3

Combined	97.4%	90.3%	* %	* %	97.1%	90.1%

Premiums Written as a % of Total	100.0%	99.9%	0.0%	0.1%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in runoff.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011 AND 2010
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2011	2010	2011	2010	2011	2010
Net Premiums Written	$6,349	$6,229	$2,444	2,154	$8,793	$8,383
Decrease (Increase) in Unearned Premiums	(56)	21	(38)	(25)	(94)	(4)

Net Premiums Earned	6,293	6,250	2,406	2,129	8,699	8,379

Net Losses Paid	3,791	3,722	1,147	977	4,938	4,699
Increase (Decrease) in Outstanding Losses	524	182	204	31	728	213

Net Losses Incurred	4,315	3,904	1,351	1,008	5,666	4,912

Expenses Incurred	1,889	1,848	901	767	2,790	2,615

Dividends Incurred	23	22	—	—	23	22

Statutory Underwriting Income	$66	$476	$154	$354	220	830

Increase in Deferred Acquisition Costs					70	36

GAAP Underwriting Income					$290	$866

Ratios After Dividends to Policyholders:

Loss	68.8%	62.7%	56.2%	47.3%	65.3%	58.8%
Expense	29.9	29.8	36.9	35.6	31.8	31.3

Combined	98.7%	92.5%	93.1%	82.9%	97.1%	90.1%

Premiums Written as a % of Total	72.2%	74.2%	27.8%	25.8%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2011 AND 2010
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2011	2010	2011	2010	2011	2010	2011	2010
Net Premiums Written	$174	$160	$658	$631	$197	$189	$1,029	$980
Decrease (Increase) in Unearned Premiums	(4)	(6)	(43)	(37)	5	5	(42)	(38)

Net Premiums Earned	170	154	615	594	202	194	987	942

Net Losses Paid	106	90	388	361	101	111	595	562
Increase (Decrease) in Outstanding Losses	10	5	182	(71)	13	3	205	(63)

Net Losses Incurred	116	95	570	290	114	114	800	499

Expenses Incurred	54	48	220	203	81	67	355	318

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$—	$11	$(175)	$101	$7	$13	$(168)	$125

Ratios After Dividends to Policyholders:

Loss	68.3%	61.7%	92.7%	48.8%	56.5%	58.8%	81.1%	53.0%
Expense	31.0	30.0	33.4	32.2	41.1	35.4	34.5	32.4

Combined	99.3%	91.7%	126.1%	81.0%	97.6%	94.2%	115.6%	85.4%

Premiums Written as a % of Total	6.0%	5.9%	22.9%	23.1%	6.8%	6.9%	35.7%	35.9%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2011 AND 2010
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Net Premiums Written	$290	$277	$392	$350	$199	$177	$302	$278	$1,183	$1,082
Decrease (Increase) in Unearned Premiums	(9)	—	18	31	14	4	43	42	66	77

Net Premiums Earned	281	277	410	381	213	181	345	320	1,249	1,159

Net Losses Paid	173	148	198	211	92	90	219	164	682	613
Increase (Decrease) in Outstanding Losses	(6)	(13)	61	33	52	31	63	(15)	170	36

Net Losses Incurred	167	135	259	244	144	121	282	149	852	649

Expenses Incurred	105	99	115	108	48	46	115	102	383	355

Dividends Incurred	—	—	—	—	6	4	—	—	6	4

Statutory Underwriting Income (Loss)	$9	$43	$36	$29	$15	$10	$(52)	$69	$8	$151

Ratios After Dividends to Policyholders:

Loss	59.4%	48.8%	63.2%	64.0%	69.5%	68.4%	81.7%	46.6%	68.6%	56.2%
Expense	36.2	35.7	29.3	30.9	24.9	26.6	38.1	36.7	32.5	32.9

Combined	95.6%	84.5%	92.5%	94.9%	94.4%	95.0%	119.8%	83.3%	101.1%	89.1%

Premiums Written as a % of Total	10.1%	10.1%	13.6%	12.8%	6.9%	6.5%	10.5%	10.2%	41.1%	39.6%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2011 AND 2010
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2011	2010	2011	2010	2011	2010
Net Premiums Written	$594	$582	$71	$87	$665	$669
Decrease (Increase) in Unearned Premiums	21	25	7	—	28	25

Net Premiums Earned	615	607	78	87	693	694

Net Losses Paid	420	371	10	6	430	377
Increase (Decrease) in Outstanding Losses	(22)	4	3	(1)	(19)	3

Net Losses Incurred	398	375	13	5	411	380

Expenses Incurred	165	160	27	29	192	189

Dividends Incurred	—	—	1	2	1	2

Statutory Underwriting Income (Loss)	$52	$72	$37	$51	$89	$123

Ratios After Dividends to Policyholders:

Loss	64.7%	61.8%	16.9%	5.9%	59.4%	54.9%
Expense	27.8	27.5	38.6	34.1	28.9	28.4

Combined	92.5%	89.3%	55.5%	40.0%	88.3%	83.3%

Premiums Written as a % of Total	20.6%	21.3%	2.5%	3.2%	23.1%	24.5%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2011 AND 2010
(DOLLARS IN MILLIONS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2011	2010	2011	2010	2011	2010
Net Premiums Written	$2,877	$2,731	$2	$1	$2,879	$2,732
Decrease (Increase) in Unearned Premiums	52	64	1	2	53	66

Net Premiums Earned	2,929	2,795	3	3	2,932	2,798

Net Losses Paid	1,707	1,552	21	29	1,728	1,581
Increase (Decrease) in Outstanding Losses	356	(24)	(30)	(35)	326	(59)

Net Losses Incurred	2,063	1,528	(9)	(6)	2,054	1,522

Expenses Incurred	930	862	1	2	931	864

Dividends Incurred	7	6	—	—	7	6

Statutory Underwriting Income (Loss)	$(71)	$399	$11	$7	(60)	406

Increase (Decrease) in Deferred Acquisition Costs					13	(7)

GAAP Underwriting Income (Loss)					$(47)	$399

Ratios After Dividends to Policyholders:

Loss	70.6%	54.8%	* %	* %	70.2%	54.5%
Expense	32.4	31.6	*	*	32.4	31.7

Combined	103.0%	86.4%	* %	* %	102.6%	86.2%

Premiums Written as a % of Total	99.9%	100.0%	0.1%	0.0%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in runoff.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2011 AND 2010
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2011	2010	2011	2010	2011	2010
Net Premiums Written	$2,116	$2,082	$763	$650	$2,879	$2,732
Decrease (Increase) in Unearned Premiums	(16)	(5)	69	71	53	66

Net Premiums Earned	2,100	2,077	832	721	2,932	2,798

Net Losses Paid	1,363	1,256	365	325	1,728	1,581
Increase (Decrease) in Outstanding Losses	278	(56)	48	(3)	326	(59)

Net Losses Incurred	1,641	1,200	413	322	2,054	1,522

Expenses Incurred	628	625	303	239	931	864

Dividends Incurred	7	6	—	—	7	6

Statutory Underwriting Income (Loss)	$(176)	$246	$116	$160	(60)	406

Increase (Decrease) in Deferred Acquisition Costs					13	(7)

GAAP Underwriting Income (Loss)					$(47)	$399

Ratios After Dividends to Policyholders:

Loss	78.4%	57.9%	49.6%	44.7%	70.2%	54.5%
Expense	29.8	30.1	39.7	36.8	32.4	31.7

Combined	108.2%	88.0%	89.3%	81.5%	102.6%	86.2%

Premiums Written as a % of Total	73.5%	76.2%	26.5%	23.8%	100.0%	100.0%

THE CHUBB CORPORATION
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.
Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.
Combined Loss and Expense Ratio or Combined Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION
Definitions of Key Terms
Operating Income
Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.
Return on Equity and Operating Return on Equity
Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.
Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Periods Ended September 30
	Third Quarter		Nine Months
	2011	2010	2011	2010
	(dollars in millions)
Annualized Net Income	$1,192	$2,288	$1,635	$2,072
Average Shareholders’ Equity	$15,715	$15,756	$15,635	$15,722

Return on Equity	7.6%	14.5%	10.5%	13.2%

Annualized Operating Income	$1,008	$2,148	$1,375	$1,837
Average Shareholders’ Equity Excluding Unrealized Appreciation or Depreciation	$14,296	$14,315	$14,379	$14,452

Operating Return on Equity	7.1%	15.0%	9.6%	12.7%